Long-Term Debt	12 Months Ended
Dec. 31, 2024
Long-Term Debt [Abstract]
LONG-TERM DEBT
7.	LONG-TERM DEBT

Senior Secured Notes

On September 20, 2023, Greenfire issued US$300 million of senior secured notes (the “2028 Notes”). The 2028 Notes bear interest at the fixed rate of 12.00% per annum payable semi-annually, have a term of five years maturing on October 1, 2028, and is secured by a second priority lien on the Company’s assets, junior to the Senior Credit Facility and financial risk management contracts with the Senior Credit Facility lenders.

As at ($ thousands)	December 31, 2024	December 31, 2023
Senior secured notes (“2028 Notes”) $US	$238,969	$300,000
Foreign exchange rate	1.4389	1.3226
Senior secured notes (“2028 Notes”) $CAD	343,852	396,780
Unamortized debt discount and debt issue costs	(14,922)	(20,430)
Total term debt	$328,930	$376,350
Current portion of long-term debt	248,489	44,321
Long-term debt	$80,441	$332,029

The 2028 Notes are not subject to any financial covenants but subject to certain exceptions and qualifications. The indenture governing the 2028 Notes (the “2028 Indenture”) contains certain non-financial covenants that limit the Company’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, pay dividends, redeem stock, make certain restricted payments, and sell assets. In addition, the Company is required to maintain financial hedges for a minimum of 50% of the forward twelve calendar month forecasted production(1), and to limit capital expenditures to CAD$100 million annually until the outstanding principal amount of the 2028 Notes is less than US$100 million and US$150 million, respectively. As at December 31, 2024 the Company was compliant with all covenants. On March 10, 2025, the Company completed an amendment to the 2028 Note Indenture to increase the annual capital expenditure limitation from CAD$100 million to US$150 million, until the outstanding principal amount of the 2028 Notes is less than US$150 million.

As the result of a change of control transaction occurring on December 23, 2024 (Note 22), Greenfire fulfilled its requirement to make an offer (“the Offer”) to repurchase the 2028 Notes, or a portion thereof, at 101% of the outstanding principal plus any accrued and unpaid interest. The Offer expired on February 19, 2025, with US$5,000 principal amount tendered for repurchase. The portion of 2028 Notes eligible to be redeemed under the Offer has been presented as a current liability since participation in the offer was outside of Greenfire’s control. On December 23, 2023, M3-Brigage Sponsor III, LP, agreed not to participate in the Offer, resulting in their 2028 Notes being presented as a long-term liability.

The 2028 Indenture requires the Company to redeem the 2028 Notes at 105% of the principal amount plus accrued and unpaid interest with 75% of its Excess Cash Flow (as defined in the 2028 Indenture) every six-months (the “ECF Sweep”). When consolidated indebtedness(2) is less than US$150 million, the ECF Sweep is reduced to 25% of Excess Cash Flow until the principal outstanding on the 2028 Notes is US$100 million. On July 12, 2024, the Company redeemed $84.3 million (US$61.0 million) of the 2028 Notes under the ECF Sweep. At December 31, 2024, no principal repayment was owing under its ECF Sweep. The next redemption is due by September 3, 2025.

The Company may make additional redemptions of some or all of the 2028 Notes on or after October 1, 2025, inclusive of a “make whole” premium, as set out in the table below. At any time before October 1, 2025, the Company may redeem up to 40% of the aggregate principal amount of the notes using the net proceeds from certain equity issuances as a redemption price equal to 112% of the principal amount plus accrued and unpaid interest. The following table discloses the redemption amount including the “make whole” premium on redemption of the 2028 Notes:

2028 Notes
On or after October 1, 2025 to October 1, 2026	106%
On or after October 1, 2026 to October 1, 2027	103%
On or after October 1, 2027	100%
(1)	Forecasted production is defined by the 2028 Indenture as the Company’s proved developed producing (“PDP”) forecast in the Company’s most recent reserve report, as determined by a qualified and independent reserves evaluator, as prepared to the Canadian standard using National Instrument 51-101.
(2)	Consolidated indebtedness under the 2028 Indenture includes amounts outstanding under the 2028 Notes, amounts outstanding under the Senior Credit Facility, and any leases that would be classified as a “capital lease” under IAS® 17 – Leases (superseded).

As at December 31, 2024, the carrying value of the Company’s long-term debt was $328.9 million and the fair value was $371.2 million (December 31, 2023 carrying value – $376.5 million, fair value - $394.1 million).

Senior Credit Facility

Greenfire has a reserve-based credit facility (the “Senior Credit Facility”) comprised of an operating facility and a syndicated facility. Total credit available under the Senior Credit Facility is $50 million comprised of a $20 million operating facility and a $30 million syndicated facility.

The Senior Credit Facility is a committed facility available on a revolving basis. On May 24, 2024, the Senior Credit Facility was extended until May 31, 2025, and may, subject to the lenders’ approval, be extended for a further 364-day period. If the revolving period is not extended, the undrawn portion of the facility will be cancelled and any amounts outstanding would be repayable on May 31, 2026. The Senior Credit Facility is subject to a semi-annual borrowing base review, occurring in May and November of each year. The borrowing base is determined based on the lenders’ evaluation of the Company’s petroleum and natural gas reserves and their commodity price outlook at the time of each borrowing base review.

The Senior Credit Facility is secured by a first priority security interest on substantially all of the assets of the Company and is senior in priority to the 2028 Notes. The Senior Credit Facility contains certain covenants that limit the Company’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, pay dividends, redeem stock, and sell assets. The Senior Credit Facility is not subject to any financial covenants.

Amounts borrowed under the Senior Credit Facility bear interest at a floating rate based on the applicable Canadian prime rate, US base rate, adjusted secured overnight financing rate or adjusted Canadian overnight repo rate average, plus a margin of 1.75% to 6.25% based on Debt to EBITDA ratio. A standby fee on the undrawn portion of the Senior Credit Facility ranges from 0.6875% to 1.5625% based on Debt to EBITDA ratio. As at December 31, 2024 and December 31, 2023, the Company had no amounts drawn under the Senior Credit Facility.

Letter of Credit Facility

Greenfire maintains a separate $55 million letter of credit facility (the “EDC Facility”) with a Canadian bank that is supported by a performance security guarantee from Export Development Canada (“EDC”). The EDC Facility is available on a demand basis. As at December 31, 2024, the Company had $54.0 million (December 31, 2023 - $54.3 million) in letters of credit outstanding under the EDC Facility.